CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated February 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Calvert International Responsible Index Fund’s primary benchmark is now the MSCI World ex USA Index.

2.Calvert US Large-Cap Growth Responsible Index Fund’s primary benchmark is now the S&P 500® Index.

3.Calvert US Large-Cap Value Responsible Index Fund’s primary benchmark is now the Russell 3000® Index.

4.Calvert US Mid-Cap Core Responsible Index Fund’s Primary benchmark is now the S&P 500® Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Calvert Research and Management believes is representative of the Fund’s investment universe.

May 1, 2024	43621 5.1.24